UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

REGENEREX PHARMA, INC

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53230	98-0479983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5348 Vegas Drive #177 Las Vegas, NV	89108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 761-7479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 - Entry into a Material Definitive Agreement

New Contract with Holista Colltech Ltd.

As part of the Company’s strategic advancement, Regenerex has entered into a licensing agreement with Holista Colltech Ltd. (“Holista”), a globally recognized producer of high-purity ovine collagen. This includes exclusive rights to use in wound care and distribution rights in the USA.

Regenerex Pharma, Inc. Enters Into Licensing Agreement with Holista Colltech Ltd.

New Wound Healing Breakthrough With Ovine Nano-Collagen QBx™ Integration

July 31, 2025- Las Vegas, NV- Regenerex Pharma, Inc (OTC: RGPX), a leading innovator in advanced wound closure systems for chronic wounds, today announced the development of new product formulations designed to accelerate deep tissue regeneration through enhanced scaffolding facilitation and cell proliferation. Building on its patented QBx™ technology, Regenerex will now incorporate ovine nano-collagen into its wound healing protocols. This highly refined biomaterial, due to its ultra-small molecular size, provides an ideal scaffolding matrix to support and accelerate cellular growth, making it especially beneficial in cases requiring deeper tissue regeneration.

As part of this strategic advancement, Regenerex has entered into a licensing agreement with Holista Colltech Ltd. (“Holista”), a globally recognized producer of high-purity ovine collagen. Holista’s collagen is derived from ethically sourced, disease-free Australian sheep, produced under Australia’s rigorous animal health standards.

“Ovine collagen represents a significant step forward in wound care innovation,” said Greg Pilant, CEO of Regenerex Pharma, Inc. “Unlike traditional mammalian sources such as bovine or porcine collagen, ovine nano-collagen is not only safer—avoiding concerns like mad cow disease—but also more culturally and religiously acceptable in many global markets.”

This collaboration allows Regenerex to bring cutting-edge, biologically advanced wound care solutions to both U.S. and international markets. The integration of ovine nano-collagen with Regenerex’s QBx™ technology reflects the company’s commitment to providing safe, effective, and inclusive wound healing options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGENEREX PHARMA, INC.

	By:	/s/ Greg Pilant
Date: July 31, 2025	Name:	Greg Pilant
	Title:	Chief Executive Officer